UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Old Lancaster Road, Malvern, Pennsylvania 19355

(Address of Principal Executive Offices)

(610) 535-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company (CubeSmart) ☐

Emerging growth company (CubeSmart, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

CubeSmart ☐

CubeSmart, L.P. ☐

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 31, 2017, the shareholders of CubeSmart (the “Company”) approved an amendment of Article X, Section 10.4 of the Company’s Declaration of Trust to grant shareholders the right alter, amend or repeal the Company’s Third Amended and Restated Bylaws (the “Bylaws”), and adopt new Bylaws (the “Declaration Amendment”). Article X, Section 10.4 of the Declaration of Trust previously provided that only the Board of Trustees had the right to modify the Company’s bylaws. The foregoing summary is qualified in its entirety by reference to the Declaration Amendment, which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Also effective on May 31, 2017, the Board of Trustees of the Company amended the Bylaws effective upon the adoption of the Declaration Amendment to provide shareholders the power to alter, amend or repeal the Bylaws, and adopt new Bylaws (the “Bylaws Amendment”).  As a result of the Bylaws Amendment, shareholders of the Company now have the right to propose amendments or modifications to the Company’s Bylaws and to approve such amendments or modifications by a simple majority of the shares entitled to vote on such proposal. The foregoing summary is qualified in its entirety by reference to the Bylaws Amendment, which is filed as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 31, 2017, at the Company’s shareholders voted on: (1) the election of eight trustees, (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017, (3) an advisory vote regarding the compensation of the Company’s named executive officers, (4) advisory vote regarding the frequency of advisory votes on the compensation of the Company’s named executive officers, and (5) a proposal to amend the Declaration of Trust to provide  shareholders with the ability to alter, amend or repeal the Bylaws, and adopt new Bylaws.  The voting results on these proposals were as follows:

Proposal 1:  Election of eight trustees.

	Votes For	Withheld	Broker Non-Votes
William M. Diefenderfer III	155,338,343	2,839,199	9,402,691
Piero Bussani	156,641,661	1,535,881	9,402,691
John W. Fain	155,362,800	2,814,742	9,402,691
Marianne M. Keler	156,641,511	1,536,031	9,402,691
Christopher P. Marr	156,757,040	1,420,502	9,402,691
John F. Remondi	156,733,557	1,443,985	9,402,691
Jeffrey F. Rogatz	156,511,890	1,665,652	9,402,691
Deborah R.Salzberg	156,657,238	1,520,304	9,402,691

Proposal 2:  Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Votes For	Votes Against	Abstentions
166,793,023	648,617	138,593

Proposal 3:  Advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,579,495	7,414,239	183,808	9,402,691

Proposal 4:  Advisory vote on frequency of further advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
142,648,750	48,426	15,187,793	292,573	9,402,691

Proposal 5:  Proposal to amend the Declaration of Trust to provide shareholders with the ability to alter, amend or repeal the Bylaws, and adopt new Bylaws.

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,639,712	350,953	186,877	9,402,691

Item 9.01              Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.

3.1	Articles of Amendment of Declaration of Trust of CubeSmart.

3.2	First Amendment to the Third Amended and Restated Bylaws of CubeSmart.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: June 2, 2017

	By:	/s/ Jeffrey P. Foster
Name: Jeffrey P. Foster
Title: Senior Vice President, Chief Legal Officer & Secretary

CUBESMART, L.P.

	By:	CUBESMART, its general partner

Date: June 2, 2017

	By:	/s/ Jeffrey P. Foster
Name: Jeffrey P. Foster
Title: Senior Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Articles of Amendment of Declaration of Trust of CubeSmart.

3.2	First Amendment to the Third Amended and Restated Bylaws of CubeSmart.